UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2022

Delwinds Insurance Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One City Centre

1021 Main Street, Suite 1960

Houston, TX 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 337-4077

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	DWIN.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	DWIN	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DWIN.WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 24, 2022, Delwinds Insurance Acquisition Corp., a Delaware corporation (“Delwinds”), entered into an Agreement and Plan of Merger (as may be amended or supplemented from time to time, the “Merger Agreement”), by and among Delwinds, FOXO Technologies Inc., a Delaware corporation (the “Company” or “FOXO”), DWIN Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Delwinds (“Merger Sub”), and DIAC Sponsor LLC, a Delaware limited liability company and Delwinds’ sponsor (the “Sponsor”), in its capacity as the representative of the stockholders of Delwinds (other than FOXO’s security holders) (the “Purchaser Representative”) from and after the closing (the “Closing”) of the transactions contemplated by the Merger Agreement (collectively, the “Transaction” or the “Business Combination”), pursuant to which Merger Sub will merge with and into FOXO, with FOXO as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of Delwinds. The Merger Agreement was amended pursuant to an Amendment to the Merger Agreement dated April 26, 2022 (“Amendment No. 1”), and a second amendment to the Merger Agreement dated July 5, 2022 (“Amendment No. 2”), each by and among Delwinds, FOXO, and the Purchaser Representative.

On August 12, 2022, Delwinds, FOXO and the Purchaser Representative entered into a third amendment to the Merger Agreement (“Amendment No. 3” and together with Amendment No. 1 and Amendment No. 2, the “Amendments”) to the Merger Agreement, pursuant to which the parties agreed to (i) eliminate super-voting shares from the capitalization structure of the combined company following the Business Combination and, in connection therewith, agreed that, at the Closing, all of the outstanding shares of Class B common stock of the Company shall be exchanged for shares of Delwinds Class A common stock on a one-to-one basis, as Stockholder Merger Consideration, (ii) expand the national securities exchanges on which Delwinds securities may be listed at or prior to the Closing to include additional national securities exchanges, (iii) reflect certain changes to the expected size and terms of service of the board of directors of the Combined Company immediately following the Closing and (iv) revise the Form of Management Contingent Share Plan intended to take effect upon Closing. Amendment No. 3 will have no effect on the aggregate amount to be paid by Delwinds for FOXO.

Other than as expressly modified by the Amendments, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Delwinds with the Securities and Exchange Commission on March 2, 2022, remains in full force and effect as originally executed on February 24, 2022. The foregoing description of Amendment No. 3 does not purport to be complete and is subject to, and qualified in its entirety by the full text of Amendment No. 3 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Additional Information and Where to Find It

Delwinds and FOXO have filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a Form S-4 (as may be amended or supplemented from time to time, the “Registration Statement”) that was initially filed by Delwinds on April 8, 2022 and amended on May 13, 2022, and July 8, 2022, which includes a preliminary prospectus with respect to Delwinds’ securities to be issued in connection with the Transaction, and a preliminary proxy statement of Delwinds (the “Proxy Statement”), to be used at the meeting of Delwinds’ stockholders to approve the proposed merger and related matters and a consent solicitation with respect to the solicitation of the consent of FOXO stockholders in connection with the Merger Agreement. INVESTORS AND SECURITY HOLDERS OF DELWINDS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FOXO, DELWINDS AND THE BUSINESS COMBINATION. The definitive proxy statement contained in the Registration Statement and other relevant materials for the Transaction will be mailed to stockholders of Delwinds as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement, including the definitive proxy statement contained therein, and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of Delwinds and the Company and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Delwinds’ and the Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “anticipate,” “believe,” “budget,” “continues,” “could,” “expect,” “estimate,” “forecast,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “possible,” “potential,” “project,” “will,” “should,” “predicts,” “scales,” “representative of,” “valuation,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Delwinds’ and the Company’s expectations with respect to future performance of the Company, anticipated financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the anticipated addressable market for the Company, the satisfaction of the closing conditions to the Transaction, the future held by the respective management teams of Delwinds or the Company, the pre-money valuation of the Company (which is subject to certain inputs that may change prior to the Closing of the Transaction and is subject to adjustment after the Closing of the Transaction), the level of redemptions of Delwinds’ public stockholders and the timing of the Closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Delwinds and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) a default by one or more of the investors in the financing agreements on its commitment relating to the Transaction, and Delwinds’ failure to find replacement financing; (3) the inability to consummate the Transaction in a timely manner or at all, including due to failure to obtain approval of the stockholders of Delwinds or other conditions to the Closing in the Merger Agreement, which may adversely affect the price of Delwinds’ securities; (4) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (5) the risk that the Transaction may not be completed by Delwinds’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Delwinds; (6) the ability to maintain the listing of Delwinds’ securities on a national securities exchange; (7) the inability to obtain or maintain the listing of the combined company’s securities on the New York Stock Exchange or another applicable national securities exchange following the Transaction; (8) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (9) the ability to recognize the anticipated benefits of the Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth economically and hire and retain key employees; (10) costs related to the Transaction; (11) changes in applicable laws or regulations, and the Company’s ability to comply with such laws and regulations; (12) the effect of the COVID-19 pandemic on Delwinds or the Company and their ability to consummate the Transaction; (13) the outcome of any legal proceedings that may be instituted against the Company or against Delwinds related to the Merger Agreement or the Transaction; (14) the enforceability of the Company’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; (15) the risk of downturns in the highly competitive industry in which the Company operates; (16) the possibility that Delwinds or the Company may be adversely affected by other economic, business, and/or competitive factors; and (17) other risks and uncertainties identified in the Registration Statement /Proxy Statement relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Delwinds or the Company. Delwinds and the Company caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Readers are referred to the most recent reports filed with the SEC by Delwinds. None of Delwinds or the Company undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Participants in the Solicitation

Delwinds and FOXO and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Transaction. Delwinds stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Delwinds in Delwinds’ final prospectus filed with the SEC on December 10, 2020, the Registration Statement/ Proxy Statement and other relevant materials filed with the SEC in connection with the proposed Business Combination. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The disclosure herein shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Amendment No. 3 to Agreement and Plan of Merger, dated as of August 12, 2022, by and among Delwinds Insurance Acquisition Corp., FOXO Technologies Inc. and DIAC Sponsor LLC, in its capacity as Purchaser Representative.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The exhibits, schedules or similar attachments to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits, schedules or similar attachments upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELWINDS INSURANCE ACQUISITION CORP.

	By:	/s/ Andrew Poole
Andrew Poole
Title: Chief Executive Officer

Dated: August 12, 2022

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